UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

                 Date of Report:  January 5, 2004
       (Date of Earliest Event Reported:  December 23, 2003)

                        EL PASO CORPORATION
      (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)

                         El Paso Building
                       1001 Louisiana Street
                       Houston, Texas 77002
        (Address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code (713) 420-2600

Item 5. Other Events and Regulation FD Disclosure
        -----------------------------------------

     On December 23, 2003, we announced that we received the final $70 million plus interest from the sale of East Coast Power, L.L.C. following a final FERC order. We also announced the sale of Mohawk River Funding IV long-term power contract. A copy of this press release is attached as Exhibit 99.A and is incorporated herein by reference.

     On December 30, 2003, we announced a completed purchase and sale agreement with Sunoco, Inc. for our Coastal Eagle Point Refinery. A copy of this press release is attached as Exhibit 99.B and is incorporated herein by reference.

     On December 31, 2003, we announced progress on three petroleum asset sales totaling approximately $156 million. A copy of this press release is attached as Exhibit 99.C and is incorporated herein by reference.

     In connection with our recently announced long-range plan, please consider the following risk factor. Our ability to achieve the stated objectives of our long-range plan, as well as the timing of their achievement, if at all, is subject, in part, to factors beyond our control. These factors include (1) our ability to raise cash from asset sales, which may be impacted by our ability to locate potential buyers in a timely fashion and obtain a reasonable price or by competing asset sale programs by our competitors, (2) our ability to recover working capital, and
(3) our ability to generate additional cash by improving the performance of our pipeline and production operations. If we fail to achieve in a timely manner various targets of our long-range plan, our liquidity or financial position could be materially adversely affected. In addition, it is possible that any of the asset sales contemplated by our long-range plan could be at prices that are below our current book value for the assets, which could result in GAAP losses that could be substantial.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

          (c)  Exhibits.

                Exhibit
                 Number    Description
                -------    ------------
                  99.A     Press Release dated December 23, 2003.

                  99.B     Press Release dated December 30, 2003.

                  99.C     Press Release dated December 31, 2003.




                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION

                              By: /s/ Jeffrey I. Beason
                                  -------------------------
                                   Jeffrey I. Beason
                                 Senior Vice President
                                     and Controller
                             (Principal Accounting Officer)

Dated:  January 05, 2004

                           EXHIBIT INDEX

     Exhibit
     Number       Description
     -------      ------------

      99.A        Press Release dated December 23, 2003.

      99.B        Press Release dated December 30, 2003.

      99.C        Press Release dated December 31, 2003.